BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Baron Durable Advantage Fund

Supplement dated November 15, 2018 to

Statement of Additional Information dated January 26, 2018

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY OF BARON DISCOVERY FUND

Effective Monday, January 14, 2019, in connection with the principal investment strategy of Baron Discovery Fund (the “Fund”), the Statement of Additional Information of the Fund is modified as follows:

On page 4 of the Statement of Additional Information, the following sentences in the fifth paragraph under “Investment Strategies and Risks,” which read as follows: “Baron Discovery Fund invests 65% of its net assets in equity securities in the form of common stock of small-sized growth companies with market capitalizations up to the weighted median market capitalization of the Russell 2000 Growth Index at June 30 and December 31, or companies with market capitalizations up to $1.5 billion, whichever is larger. The 65% standard is measured at the time of purchase. At the last reconstitution by Russell on June 30, 2017, the weighted median market cap of the Russell 2000 Growth Index was $2.16 billion.” is deleted in its entirety and replaced with the following: “Baron Discovery Fund invests 65% of its net assets in equity securities in the form of common stock of small-sized growth companies with market capitalizations up to the largest market cap stock in the Russell 2000 Growth Index at June 30, or companies with market capitalizations up to $2.5 billion, whichever is larger, so long as the purchase of those securities would not cause the Fund’s weighted average market capitalization to exceed that of the Russell 2000 Growth Index. If at any time, the Fund’s weighted average market capitalization exceeds that of the Russell 2000 Growth Index, the Fund may only purchase securities with market capitalizations up to the weighted average market capitalization of the Russell 2000 Growth Index. The 65% standard is measured at the time of purchase. The weighted average market capitalization of the Russell 2000 Growth Index is calculated by BNY Mellon and published monthly in the Russell Index Profile.”

This information supplements the Statement of Additional Information dated January 26, 2018. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.